UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-834

Name of Registrant:	VANGUARD WINDSOR FUNDS

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - October 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Windsor™ Fund

› Annual Report

October 31, 2005

> Vanguard Windsor Fund came up short relative to its benchmark and the broad market in the 2005 fiscal year, which ended October 31.

> The fund was challenged by some poorly performing stock selections in the financial services, technology, and utilities sectors. Holdings in the integrated oils and health care sectors performed well.

> The fund’s distinctive “deep value” strategy has delivered competitive long-term returns, surpassing the respective returns of its peer group and the broad market.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	7

Fund Profile	9

Performance Summary	10

Financial Statements	12

Your Fund's After-Tax Returns	26

About Your Fund's Expenses	27

Trustees Renew Advisory Agreements	29

Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard Windsor Fund

Investor Shares	8.5%

Admiral™ Shares[1]	8.6

Russell 1000 Value Index	11.9

Average Multi-Cap Value Fund[2]	11.0

Dow Jones Wilshire 5000 Index	10.8

Your Fund’s Performance at a Glance
October 31, 2004–October 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Windsor Fund

Investor Shares	$16.75	$17.81	$0.280	$0.088

Admiral Shares[1]	56.56	60.12	1.007	0.297

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the 12 months ended October 31, 2005, the Investor Shares of Vanguard Windsor Fund returned 8.5% and the lower-cost Admiral Shares 8.6%. The fund’s results lagged the returns of the Russell 1000 Value Index and the average peer fund by about 3.4 and 2.5 percentage points, respectively.

The fund was held back by the poor performance of some larger holdings during the fiscal year. Another hindrance was the market’s reluctance to embrace some potentially intriguing pockets of value identified by Windsor’s advisors, most notably in technology—once seen as mainly a growth-stock sector, but now believed by the advisors to be a source of companies selling at attractive prices.

The tables on page 1 present total returns (price change plus reinvested distributions) for your fund and its comparative measures, and also show the fund’s per-share distributions during the fiscal year. If you hold the Windsor Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 26.

Investors translated mixed signals into solid stock market returns

During the 12 months ended October 31, investors grappled with a variety of discordant signals: Robust economic expansion and strong corporate earnings were one theme, but high energy prices and rising interest rates sounded a

2

dissonant counterpoint. Optimism prevailed, and stock prices registered respectable 12-month gains.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental measures) outpaced growth stocks. Both trends have persisted more or less steadily for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced the gains for U.S.-based investors.

The yield curve flattened as the Fed pushed rates up

For much of the fiscal year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months. (Shortly after the end of the fiscal year, on November 1, the Fed boosted its target by an additional quarter point.)

While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, known as a flattening of the yield curve, reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

MSCI All Country World Index ex USA (International)	20.6	23.5	4.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

3

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, government bonds outperformed their corporate counterparts.

The fund’s value strategy seemed out of favor in the period

Windsor Fund takes a “deep value” approach to the market, investing in high-quality companies that are trading at prices substantially below their estimated values. The fund’s advisors, Wellington Management Company and Sanford C. Bernstein & Co., often find such companies in relatively complex and unglamorous industries, such as financial services and basic-materials production and processing.

More recently, however, the advisors have identified opportunities among formerly high-flying stocks in the technology and health care sectors. During the past year, this eclectic mix of holdings produced results that were solid on their own, but inferior to the gains of relevant benchmarks.

For example, the fund earned strong returns from its integrated oils stocks, representing companies often found in value-oriented portfolios, and its health care holdings, which are stocks that more typically reside in growth-oriented funds. Among the oil companies, names such as Petróleo Brasileiro SA and ConocoPhillips led the way. Among health care holdings, pharmaceutical giant GlaxoSmithKline was bolstered by FDA approvals of its new drugs, and insurers WellPoint and Health Net got a boost from strong earnings. The fund also benefited from good stock selection in two relatively small sector positions, auto & transportation and consumer staples.

Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Value Fund

Windsor Fund	0.37%	0.27%	1.42%

1	Fund expense ratios reflect the fiscal year ended October 31, 2005. Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

4

The positions that came up short were again a mix of stocks that defy simple style classification. They included holdings from the financial services, technology, and utilities sectors. Two of the fund’s three largest positions—banking giants Citigroup and Bank of America, which accounted for nearly 9% of Windsor’s assets—turned in lackluster performance, while mortgage lender Fannie Mae was beleaguered by ongoing questions about its accounting.

Despite the strong results of a few companies (notably Hewlett-Packard), the fund’s tech holdings—at nearly twice the index weighting, on average—fared poorly in comparison with the Russell 1000 Value Index sector. Windsor’s utilities stocks suffered in the period because of increased competition in wireless communications and cable; major holdings Comcast and Sprint Nextel had disappointing results. In the materials & processing group, Alcoa—a major fund holding—was hurt by poor earnings. In addition, the fund missed out on some strong performers in the “other energy” sector, which includes companies that provide equipment and services to the major oil suppliers.

For more information on the fund’s positioning during the fiscal year, see the Advisors’ Report on page 7.

In its quest for value, the fund has proven its mettle

For more than 45 years, Vanguard Windsor Fund has taken its own stand in the market as a staunch representative of the “contrarian” style of investing. By definition, such an approach means being out of step with the market’s consensus at any given time, which can lead to periods of underperformance. Over the long run,

Total Returns
	Ten Years Ended October 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
Windsor Fund Investor Shares	10.2%	$26,481

Russell 1000 Value Index	11.3	29,283

Average Multi-Cap Value Fund	9.7	25,184

Dow Jones Wilshire 5000 Index	9.3	24,437

Fund Assets Managed
	October 31, 2005
	$ Million	Percentage

Wellington Management Company, LLP	$13,751	68%

Sanford C. Bernstein & Co., LLC	5,996	29

Cash Investments[1]	675	3

Total	$20,422	100%

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

5

however, the fund’s performance figures have been quite respectable.

As the table on page 5 shows, your fund’s average annual return has surpassed that of the broad market by 0.9 percentage point a year over the decade ended October 31. A hypothetical investment of $10,000 made at the beginning of that period would have grown to $26,481 in Windsor, while the same amount invested in the average competing fund would have grown nearly $1,300 less. However, Windsor trailed the average annual return of mid- and large-cap value stocks as represented by the Russell 1000 Value Index.

Sanford C. Bernstein & Co. joined Wellington Management as the fund’s co-advisor in 1999, broadening the diversity of thinking in the portfolio’s management. The complementary nature of the advisors’ strategies has been an important element of the fund’s success in the ensuing six years. We expect this synergy to continue to benefit shareholders. Both advisors share a commitment to investing in value-oriented stocks, and their different investment approaches and research methodologies produce a portfolio diversified not only by security, but also by strategy. Windsor’s low costs are also important because they allow more of the fund’s returns to stay in your account. For more information on costs, see the table on page 27.

The markets may change, but your plan should stay the same

The financial markets often seem to rise and fall at random. Investor sentiment toward a particular stock or industry, or the overall economy, may shift from one day to the next. One of the best ways to counteract the uncertainty is to assemble and hold a balanced portfolio of stock, bond, and cash investments designed to fit your needs for various short- and long-term goals. Once you’ve done that, it’s prudent to stand fast regardless of what the markets may bring. The beauty of a balanced portfolio is that you can share in the successes of better-performing asset classes while mitigating the blows from the ones that perform poorly at any given time.

As either the core of a value-oriented investment portfolio or a supplement to other types of stock investments, the Windsor Fund can play an important role in a balanced, diversified portfolio, helping you travel toward your financial goals.

Thank you for entrusting your investments to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 10, 2005

6

Advisors’ Report

During the 12 months ended October 31, 2005, the Investor Shares of Vanguard Windsor Fund returned 8.5% and the lower-cost Admiral Shares returned 8.6%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how portfolio positioning reflects this assessment.

Wellington Management Company

Portfolio Manager: David R. Fassnacht, CFA, Senior Vice President and Partner

Over the past year, value indexes extended their winning streak versus growth indexes, thanks largely to the impressive returns generated by energy and utility stocks. When viewed in a long-term context, with market cyclicality taken into account, prices of many traditional value-oriented stocks appear fairly stretched to us. Conversely, we have been discovering more undervalued companies in industries historically owned by growth investors, most notably pharmaceuticals, technology, and wireless communications.

While it would appear from reading press articles and reports by Wall Street energy analysts that oil and gas prices are in a “new paradigm,” we believe that demand growth will slow and supply growth will

Vanguard Windsor Fund Investment Advisors

Investment Advisors	Fund Assets Managed (%)	Investment Strategy

Wellington Management Company, LLP	68	An opportunistic, contrarian investment approach that
		seeks to identify significantly undervalued securities
		utilizing bottom-up fundamental analysis. As part of its
		long-term strategy, the advisor seeks to take advantage
		of short- and intermediate-term market-price dislocations
		that result from the market's shorter-term focus.

Sanford C. Bernstein & Co., LLC	29	A value focus that couples rigorous fundamental
		company research with quantitative risk controls to
		capture value opportunities.

Cash Investments[1]	3	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

increase—basic Economics 101 concepts—which will cause prices to fall meaningfully from the levels seen over the past year.

In addition to having reduced our already underweighted energy position over the past 12 months, we have continued to build positions in companies that have experienced margin pressure as a result of the relentless rise in raw-material costs. Examples include positions in DuPont, Lear, and Yellow Roadway. Our anticipation of lower energy prices hurt considerably over the past year, particularly during the supply shock that followed the Gulf Coast hurricanes.

We foresee considerable pressure on discretionary consumer spending in coming months, and this will likely result in sales and margin pressure in industries such as retail, housing, and restaurants. In due course, we will look to these areas for new investment opportunities.

Sanford C. Bernstein & Co.

Portfolio Managers:
Marilyn G. Fedak, CFA, Head of Value Equities and Chair of the U.S. Value Equity Investment Policy Group
John D. Phillips, Jr., CFA, Senior Portfolio Manager, U.S. Value Equity Investment Policy Group

Valuation spreads between the cheapest and most expensive stocks are about as tight as they’ve been in 25 years, reflecting the longstanding outperformance of value stocks relative to growth stocks. Because our central tenet as value investors is to keep portfolio risk proportionate to the value opportunity that we identify, risk reduction is one part of our current strategy. When valuation spreads revert to normal, as they always have, we will increase portfolio risk as appropriate to capture the greater opportunity.

We also seek to use our extensive fundamental research to uncover stock-specific values. Some of the opportunities we have identified are in companies traditionally associated with growth investing—such as Microsoft and General Electric—that generate massive free cash flow and sell at attractive valuations.

More recently, we identified Eli Lilly as a bargain in the troubled pharmaceuticals industry. In contrast to competitors that are suffering from dwindling new-product pipelines as their patents on top-selling drugs expire, Lilly’s young product portfolio and promising new compounds under development should lead to strong sales and earnings growth in the later years of our long-term forecast.

Within financial services, our emphasis has shifted away from mortgage lenders and regional banks toward large, diversified investment banking firms and money-center banks that are less interest-rate-sensitive and more likely to profit as global capital markets continue to strengthen.

Finally, our research has identified a number of classic value turnaround opportunities. Among these are supermarkets Kroger and Safeway, and technology giant Hewlett-Packard.

8

Fund Profile
As of October 31, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	152	648	4,970

Median Market Cap	$53.4B	$34.8B	$27.0B

Price/Earnings Ratio	17.3x	14.5x	19.9x

Price/Book Ratio	2.2x	2.1x	2.7x

Yield		2.5%	1.7%

Investor Shares	1.4%

Admiral Shares	1.5%

Return on Equity	15.3%	16.5%	17.7%

Earnings Growth Rate	10.1%	10.7%	9.2%

Foreign Holdings	12.3%	0.0%	2.2%

Turnover Rate	32%	—	—

Expense Ratio		—	—

Investor Shares	0.37%

Admiral Shares	0.27%

Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	6%	2%	3%

Consumer Discretionary	6	9	15

Consumer Staples	3	5	7

Financial Services	26	37	23

Health Care	12	6	12

Integrated Oils	7	11	4

Other Energy	2	3	4

Materials & Processing	5	5	4

Producer Durables	6	2	5

Technology	12	5	13

Utilities	8	13	6

Other	5	2	4

Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.94	1.00	0.96	1.00

Beta	1.08	1.00	1.07	1.00

Ten Largest Holdings[3] (% of total net assets)

Citigroup, Inc.	banking	5.3%

Cisco Systems, Inc.	computer hardware	3.5

Bank of America Corp.	banking	3.5

Comcast Corp.	telecommunications	3.2

Sprint Nextel Corp.	Telecommunications services	3.2

Tyco International Ltd.	conglomerate	2.9

Microsoft Corp.	computer software	2.9

Wyeth	pharmaceuticals	2.5

Applied Materials, Inc.	electronics	2.5

Time Warner, Inc.	media	2.2

Top Ten		31.7%

Investment Focus

1	Russell 1000 Value Index.
2	Dow Jones Wilshire 5000 Index.
3	“Ten Largest Holdings”excludes any temporary cash investments and equity index products. See page 31 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Windsor Fund Investor Shares	8.54%	6.09%	10.23%	$26,481

Dow Jones Wilshire 5000 Index	10.77	-0.45	9.35	24,437

Russell 1000 Value Index	11.86	4.71	11.34	29,283

Average Multi-Cap Value Fund[1]	11.02	4.53	9.68	25,184

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Windsor Fund Admiral Shares	8.62%	6.92%	$130,400

Dow Jones Wilshire 5000 Index	10.77	5.77	124,926

Russell 1000 Value Index	11.86	8.31	137,244

1	Derived from data provided by Lipper Inc.
2	November 12, 2001. Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

[Dark Gray] Windsor Fund Investor Shares
[Light Gray] Russell 1000 Value Index

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	10/23/1958	13.52%	7.12%	8.27%	1.79%	10.06%

Admiral Shares	11/12/2001	13.63	7.79[1]	—	—	—

1 Return since inception.

11

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (96.3%)[1]
Auto & Transportation (5.7%)
Compagnie Generale des Etablissements Michelin Class B	6,491,049	350,091
[2]Lear Corp.	5,015,900	152,784
*[2]Yellow Roadway Corp.	2,961,962	134,621
*^[2]Continental Airlines, Inc. Class B	7,731,500	100,123
*^AMR Corp.	5,680,300	76,741
CSX Corp.	1,619,900	74,208
Norfolk Southern Corp.	1,586,652	63,783
Burlington Northern Santa Fe Corp.	854,000	52,999
Magna International, Inc. Class A	738,700	51,502
*[3]US Airways New Company- Private Placement	2,271,275	50,450
Canadian National Railway Co.	450,600	32,659
BorgWarner, Inc.	468,800	27,186
Consumer Discretionary (5.8%)		1,167,147
Time Warner, Inc.	24,664,100	439,761
Gannett Co., Inc.	1,846,700	115,714
TJX Cos., Inc.	4,028,200	86,727
*Office Depot, Inc.	2,895,000	79,699
McDonald's Corp.	2,195,000	69,362
Target Corp.	1,195,000	66,550
Newell Rubbermaid, Inc.	2,800,000	64,372
Whirlpool Corp.	644,100	50,562
*Interpublic Group of Cos., Inc.	3,970,000	41,010
Jones Apparel Group, Inc.	1,485,000	40,511
Republic Services, Inc. Class A	801,000	28,315
*Liberty Global Inc. Class A	1,105,980	27,395
*Liberty Global, Inc. Series C	1,105,980	26,234
Limited Brands, Inc.	1,270,000	25,413
Kimberly-Clark Corp.	425,000	24,157
Consumer Staples (2.5%)		1,185,782
Altria Group, Inc.	1,749,800	131,322
Safeway, Inc.	2,891,600	67,259
*The Kroger Co.	3,291,350	65,498
PepsiCo, Inc.	1,090,000	64,397
The Procter & Gamble Co.	994,000	55,654
Unilever NV ADR	775,000	54,490
The Clorox Co.	850,000	46,002
SuperValu Inc.	942,100	29,610
Financial Services (25.0%)		514,232
Banks—New York City (0.6%)
JPMorgan Chase & Co.	3,325,800	121,791

12

	Shares	Market Value• ($000)
Banks—Outside New York City (5.3%)
Bank of America Corp.	16,211,946	709,111
Wachovia Corp.	2,531,300	127,881
SunTrust Banks, Inc.	980,000	71,030
National City Corp.	1,935,700	62,388
U.S. Bancorp	1,682,421	49,766
Wells Fargo & Co.	510,000	30,702
UnionBanCal Corp.	330,900	22,660

Diversified Financial Services (7.8%)
Citigroup, Inc.	23,686,346	1,084,361
CIT Group Inc.	4,971,300	227,338
Merrill Lynch & Co., Inc.	1,450,000	93,873
MetLife, Inc.	1,773,100	87,609
The Goldman Sachs Group, Inc.	565,000	71,399
Marsh & McLennan Cos., Inc.	1,279,900	37,309

Finance Companies (1.0%)
Capital One Financial Corp.	2,706,000	206,603

Financial—Miscellaneous (2.7%)
MBNA Corp.	11,114,300	284,193
Fannie Mae	2,756,500	130,989
Freddie Mac	2,109,400	129,412

Insurance—Multiline (2.9%)
The Hartford Financial Services Group Inc.	3,010,100	240,055
American International Group, Inc.	2,527,000	163,750
St. Paul Travelers Cos., Inc.	1,416,917	63,804
Torchmark Corp.	1,022,800	54,035
Allstate Corp.	633,100	33,421
Genworth Financial Inc.	930,000	29,472

Insurance—Property-Casualty (3.9%)
ACE Ltd.	4,751,000	247,527
[2]Renaissance Re Holdings Ltd.	4,461,250	168,858
PartnerRe Ltd.	1,883,500	120,017
The Chubb Corp.	907,500	84,370
XL Capital Ltd. Class A	980,000	62,779
IPC Holdings Ltd.	1,878,500	49,461
Everest Re Group, Ltd.	455,800	45,329
The PMI Group Inc.	459,600	18,329

Real Estate Investment Trusts (0.0%)
Liberty Property Trust REIT	188,900	7,875

Savings & Loan (0.5%)
Golden West Financial Corp.	1,813,100	106,483
*Dime Bancorp Inc.-Litigation Tracking Warrants	7,457,300	969

Securities Brokers & Services (0.3%)
Lehman Brothers Holdings, Inc.	497,900	59,584
Health Care (12.0%)		5,104,533
Wyeth	11,684,400	520,657
Sanofi-Synthelabo SA ADR	10,887,700	436,815
Pfizer Inc.	14,359,585	312,177
GlaxoSmithKline PLC ADR	5,665,800	294,565
Sanofi-Aventis	2,314,593	185,331
Eli Lilly & Co.	3,352,200	166,906
GlaxoSmithKline PLC	5,503,238	143,158
*WellPoint Inc.	1,767,600	132,004
*Medco Health Solutions, Inc.	1,790,000	101,135

13

	Shares	Market Value• ($000)
*Health Net Inc.	1,948,760	91,280
Merck & Co., Inc.	1,647,300	46,487
HCA Inc.	517,100	24,919
Integrated Oils (6.6%)		2,455,434
ExxonMobil Corp.	5,469,008	307,030
Petrol Brasileiro ADR	4,031,500	257,613
ConocoPhillips Co.	2,483,798	162,391
Petrol Brasileiro Series A ADR	2,556,000	146,638
Petro Canada	4,057,400	140,995
Chevron Corp.	2,403,478	137,166
Occidental Petroleum Corp.	1,418,200	111,868
Royal Dutch Shell PLC ADR Class A	755,000	46,840
Total SA ADR	318,400	40,125
Other Energy (1.8%)		1,350,666
GlobalSantaFe Corp.	3,879,200	172,818
EnCana Corp.	2,559,338	117,371
Noble Corp.	770,000	49,573
ENSCO International, Inc.	783,700	35,729
Materials & Processing (5.4%)		375,491
Alcoa Inc.	15,788,168	383,495
E.I. du Pont de Nemours & Co.	6,559,400	273,461
Engelhard Corp.	4,994,900	135,861
*Smurfit-Stone Container Corp.	11,882,163	125,476
Akzo Nobel NV	1,417,383	61,232
*Pactiv Corp.	2,149,100	42,337
Martin Marietta Materials, Inc.	410,000	32,353
Vulcan Materials Co.	255,000	16,575
Sappi Ltd. ADR	1,672,200	16,354
Aracruz Celulose SA ADR	50,500	1,934
Producer Durables (6.1%)		1,089,078
Applied Materials, Inc.	31,085,500	509,180
*LAM Research Corp.	4,858,300	163,919
Goodrich Corp.	4,153,200	149,806
LM Ericsson Telephone Co. ADR Class B	3,786,000	124,219
*Teradyne, Inc.	6,497,300	87,973
The Boeing Co.	1,145,000	74,013
Cooper Industries, Inc. Class A	936,000	66,353
*Varian Semiconductor Equipment Associates, Inc.	580,100	21,939
Hubbell Inc. Class B	419,800	20,218
Northrop Grumman Corp.	280,000	15,022
*Crown Castle International Corp.	200,100	4,906
*Axcelis Technologies, Inc.	697,100	3,032
Technology (11.5%)		1,240,580
*Cisco Systems, Inc.	40,995,400	715,370
Microsoft Corp.	22,777,600	585,384
*[2]Arrow Electronics, Inc.	9,948,200	293,571
Hewlett-Packard Co.	5,661,300	158,743
*Flextronics International Ltd.	12,147,500	112,850
*Avnet, Inc.	4,775,800	110,082
Electronic Data Systems Corp.	2,990,000	69,697
Intel Corp.	1,925,000	45,238
*Ingram Micro, Inc. Class A	2,481,500	44,915
International Business Machines Corp.	510,000	41,759
*Tellabs, Inc.	3,970,900	37,962
*Solectron Corp.	10,387,300	36,667
*Vishay Intertechnology, Inc.	3,186,021	36,129
*Sanmina-SCI Corp.	8,423,608	30,746
*Unisys Corp.	4,176,300	21,341

14

	Shares	Market Value• ($000)
*Nortel Networks Corp.	3,504,122	11,388
Utilities (7.8%)		2,351,842
Sprint Nextel Corp.	27,617,382	643,761
*Comcast Corp. Special Class A	21,746,900	596,083
Constellation Energy Group, Inc.	1,356,425	74,332
American Electric Power Co., Inc.	1,905,300	72,325
Entergy Corp.	1,009,600	71,399
*Comcast Corp. Class A	2,394,483	66,638
Verizon Communications Inc.	1,245,442	39,244
SBC Communications Inc.	1,146,900	27,354
Other (5.2%)		1,591,136
Tyco International Ltd.	22,212,900	586,198
General Electric Co.	4,250,000	144,118
Eaton Corp.	2,422,400	142,511
Textron, Inc.	1,142,000	82,270
Toyota Motor Corp. ADR	85,000	7,889
[4]Miscellaneous (0.5%)		99,368
Exchange-Traded Funds (0.9%)		1,062,354
[5]Vanguard Value VIPERs(R)	1,689,100	93,390
[5]Vanguard Total Stock Market VIPERs	696,000	82,476
		175,866
Total Common Stocks (Cost $16,644,684)		19,664,141
Temporary Cash Investments (4.1%)[1]
Money Market Fund (2.4%)
[6]Vanguard Market Liquidity Fund, 3.851%	486,577,016	486,577
[6]Vanguard Market Liquidity Fund, 3.851%—Note G	21,260,000	21,260
		507,837

	Face Amount ($000)	Market Value• ($000)

Repurchase Agreement (1.5%)

SBC Warburg Dillon Read
4.030%, 11/1/2005	299,400	299,400
(Dated 10/31/2005, Repurchase Value
$299,434,000, collateralized by Federal Home Loan
Mortgage Corp., 8.000%-10.750%,
4/1/2008-11/1/2017, and Federal National
Mortgage Assn., 3.500%-11.000%, 8/1/2006-11/1/2035)

U.S. Agency Obligation (0.0%)

[7] Federal National Mortgage Assn
[8] 3.969%, 1/11/2006	33,000	32,743

Total Temporary Cash Investments
(Cost $839,981)		839,980

Total Investments (100.4%)
(Cost $17,484,665)		20,504,121

Other Assets and
Liabilities—Net (-0.4%)		(82,077)

Net Assets (100%)		20,422,044

Statement of Assets and Liabilities

Assets

Investments in Securities, at Value	20,504,121

Receivables for Investment Securities Sold	57,439

Receivables for Capital Shares Issued	11,144

Other Assets—Note C	21,150

Total Assets	20,593,854

Liabilities

Payables for Investment Securities Purchased	96,617

Security Lending Collateral Payable to Brokers—Note G	21,260

Payables for Capital Shares Redeemed	14,580

Other Liabilities	39,353

Total Liabilities	171,810

Net Assets	20,422,044

15

At October 31, 2005, net assets consisted of:[9]
Amount ($000)

Paid-in Capital	15,573,514

Undistributed Net Investment Income	54,771

Accumulated Net Realized Gains	1,775,902

Unrealized Appreciation (Depreciation)

Investment Securities	3,019,456

Futures Contracts	(1,593)

Foreign Currencies	(6)

Net Assets	20,422,044

Investor Shares—Net Assets

Applicable to 722,673,452 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,870,629

Net asset value per share—Investor Shares	$17.81

Admiral Shares—Net Assets

Applicable to 125,605,527 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,551,415

Net asset value per share—Admiral Shares	$60.12

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.7%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
3	Restricted security represents 0.25% of net assets.
4	Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.
5	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
8	Securities with a value of $32,743,000 have been segregated as initial margin for open futures contracts.
9	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

16

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Dividends[1]	359,094

Interest[1]	20,547

Security Lending	1,835

Total Income	381,476

Expenses

Investment Advisory Fees--Note B

Basic Fee	25,516

Performance Adjustment	7,447

The Vanguard Group--Note C

Management and Administrative

Investor Shares	30,497

Admiral Shares	4,848

Marketing and Distribution

Investor Shares	2,167

Admiral Shares	729

Custodian Fees	238

Auditing Fees	20

Shareholders' Reports

Investor Shares	240

Admiral Shares	4

Trustees' Fees and Expenses	30

Total Expenses	71,736

Expenses Paid Indirectly--Note D	(2,236)

Net Expenses	69,500

Net Investment Income	311,976

Realized Net Gain (Loss)

Investment Securities Sold[1]	1,838,743

Futures Contracts	41,196

Foreign Currencies	6

Realized Net Gain (Loss)	1,879,945

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(535,290)

Futures Contracts	(5,956)

Foreign Currencies	(6)

Change in Unrealized Appreciation (Depreciation)	(541,252)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,650,669

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $16,085,000, $11,342,000, and $362,063,000, respectively.

17

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	311,976	251,401

Realized Net Gain (Loss)	1,879,945	1,223,100

Change in Unrealized Appreciation (Depreciation)	(541,252)	475,801

Net Increase (Decrease) in Net Assets Resulting from Operations	1,650,669	1,950,302

Distributions

Net Investment Income

Investor Shares	(248,991)	(175,846)

Admiral Shares	(77,990)	(51,410)

Realized Capital Gain

Investor Shares	(78,917)	—

Admiral Shares	(22,180)	—

Total Distributions	(428,078)	(227,256)

Capital Share Transactions—Note H

Investor Shares	(3,291,361)	24,026

Admiral Shares	3,166,211	523,427

Net Increase (Decrease) from Capital Share Transactions	(125,150)	547,453

Total Increase (Decrease)	1,097,441	2,270,499

Net Assets

Beginning of Period	19,324,603	17,054,104

End of Period[1]	20,422,044	19,324,603

1 Including undistributed net investment income of $54,771,000 and $69,770,000.

18

Financial Highlights

Windsor Fund Investor Shares
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$16.75	$15.23	$11.81	$14.27	$16.44

Investment Operations

Net Investment Income	.265[1]	.214	.17	.164	.22

Net Realized and Unrealized Gain (Loss) on Investments	1.163	1.501	3.42	(2.143)	(.29)

Total from Investment Operations	1.428	1.715	3.59	(1.979)	(.07)

Distributions

Dividends from Net Investment Income	(.280)	(.195)	(.17)	(.169)	(.25)

Distributions from Realized Capital Gains	(.088)	—	—	(.312)	(1.85)

Total Distributions	(.368)	(.195)	(.17)	(.481)	(2.10)

Net Asset Value, End of Period	$17.81	$16.75	$15.23	$11.81	$14.27

Total Return	8.54%	11.30%	30.66%	-14.55%	-0.37%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$12,871	$15,130	$13,733	$11,012	$15,761

Ratio of Total Expenses to Average Net Assets[2]	0.37%	0.39%	0.48%	0.45%	0.41%

Ratio of Net Investment Income to Average Net Assets	1.47%[1]	1.32%	1.27%	1.16%	1.37%

Portfolio Turnover Rate	32%	28%	23%	30%	33%

1	Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.08%, 0.08%, and 0.03%.

19

Windsor Fund Admiral Shares

	Year Ended October 31,			Nov.12, 2001[1] to Oct. 31,

For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$56.56	$51.41	$39.88	$50.00

Investment Operations

Net Investment Income	.968[2]	.787	.605	.556

Net Realized and Unrealized Gain (Loss) on Investments	3.896	5.082	11.537	(9.030

Total from Investment Operations	4.864	5.869	12.142	(8.474

Distributions

Dividends from Net Investment Income	(1.007	(.719	(.612	(.592

Distributions from Realized Capital Gains	(.297	—	—	(1.054

Total Distributions	(1.304	(.719	(.612	(1.646

Net Asset Value, End of Period	$60.12	$56.56	$51.41	$39.88

Total Return	8.62	11.46	30.72	-17.61%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$7,551	$4,195	$3,321	$2,214

Ratio of Total Expenses to Average Net Assets[3]	0.27	0.28	0.37	0.40%[4]

Ratio of Net Investment Income to Average Net Assets	1.57%[2]	1.43	1.36	1.22%[4]

Portfolio Turnover Rate	32	28	23	30

1	Inception.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.08%, and 0.08%.
4	Annualized.
See accompanying notes, which are an integral part of the financial statements.

20

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market– or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

21

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.     Security Lending: The fund may lend its securities to qualified institutional borrowers, to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8.     Other: Dividend income is recorded on the ex-dividend dates. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for Sanford C. Bernstein & Co., LLC, the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $7,447,000 (0.04%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $2,509,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

22

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $2,206,000 and custodian fees by $30,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2005, the fund realized net foreign currency gains of $6,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $98,149,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2005, the fund had $311,526,000 of ordinary income and $1,547,547,000 of long-term capital gains available for distribution.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $3,019,177,000, consisting of unrealized gains of $3,881,638,000 on securities that had risen in value since their purchase and $862,461,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

E-mini S&P 500 Index	3,963	239,722	1,944

S&P 500 Index	708	214,135	(2,412)

S&P MidCap 400 Index	135	47,453	(1,125)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended October 31, 2005, the fund purchased $6,378,319,000 of investment securities and sold $6,775,363,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at October 31, 2005, was $20,844,000, for which the fund received cash collateral of $21,260,000.

23

H.     Capital share transactions for each class of shares were:

	Year Ended October 31,
	2005		2004
Amount		Shares	Amount	Shares
($000)		(000)	($000)	(000)
Investor Shares

Issued	1,302,363	72,924	1,529,765	93,564

Issued in Lieu of Cash Distributions	310,695	17,514	165,776	10,168

Redeemed	(4,904,419)	(270,761)	(1,671,515)	(102,515)

Net Increase (Decrease)—Investor Shares	(3,291,361)	(180,323)	24,026	1,217

Admiral Shares

Issued	3,586,842	58,389	883,845	16,096

Issued in Lieu of Cash Distributions	91,937	1,535	47,570	864

Redeemed	(512,568)	(8,491)	(407,988)	(7,399)

Net Increase (Decrease)—Admiral Shares	3,166,211	51,433	523,427	9,561

I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2004 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Oct. 31, 2005 Market Value ($000)

Arrow Electronics, Inc.	247,188	5,628	16,513	—	293,571

Continental Airlines, Inc. Class B	48,650	28,231	—	—	100,123

Engelhard Corp.	252,589	—	115,089	3,228	n/a1

Freescale Semiconductor Inc. Class A	155,400	—	220,436	—	—

Health Net Inc.	222,973	—	244,029	—	n/a1

IPC Holdings Ltd.	110,828	—	32,624	2,271	n/a1

Lear Corp.	n/a2	193,545	818	1,817	152,784

Northwest Airlines Corp. Class A	47,831	—	22,657	—	—

RenaissanceRe Holdings Ltd.	198,824	29,299	18,506	3,278	168,858

Ross Stores, Inc.	286,784	—	284,946	1,639	—

Yellow Roadway Corp.	n/a2	163,047	904	—	134,621

	1,571,067			12,233	849,957

1	At October 31, 2005, the security is still held but the issuer is no longer an affiliated company of the fund.
2	At October 31, 2004, the issuer was not an affiliated company of the fund.

24

Report of Independent RegisteredPublic
Accounting Firm

To the Shareholders and Trustees of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $186,622,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $326,981,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 50.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares Periods Ended October 31, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	8.54%	6.09%	10.23%

Returns After Taxes on Distributions	8.21	5.11	7.85

Returns After Taxes on Distributions and Sale of Fund Shares	5.99	4.82	7.63

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005
Windsor Fund	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,033.96	$2.00

Admiral Shares	1,000.00	1,034.27	1.49

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.24	$1.99

Admiral Shares	1,000.00	1,023.74	1.48

1	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Note that the expenses shown in the table on page 27 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

28

Trustees Renew Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and Sanford C. Bernstein & Co., LLC. The board determined that the retention of these advisors was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board concluded that Wellington Management, founded in 1928, is among the nation’s oldest and most-respected institutional managers. The firm has advised the fund since inception in 1928 and continues to employ a sound process, selecting stocks of high-quality companies. The board also noted that the fund is supported by Wellington Management’s deep industry-research capabilities.

The board concluded that the fund’s other advisor, Bernstein, is known for its commitment to value investing and its objectivity in investment research. Bernstein was founded in 1967 and is a unit of Alliance Capital Management L.P. Bernstein has advised a portion of the Windsor Fund since 1999. The board concluded that Bernstein continues to employ a sound process, creating a portfolio that has specific risks and return expectations compared with the Russell 1000 Value Index and using a proprietary dividend discount model as its primary valuation tool.

The board concluded that each advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the fund’s short- and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The fund has performed in line with expectations, and its results have been consistent with its investment strategy. The fund’s returns trailed the average returns of its peer group, but the fund outperformed the broad U.S. stock market over the same periods as measured by the Dow Jones Wilshire 5000 Composite Index. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio of the peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board does not consider profitability of the advisor in determining whether to approve the advisory fee, because the advisor is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

29

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

30

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, Windsor, VIPERs, and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122005

Vanguard® Windsor™ II Fund

› Annual Report

October 31, 2005

> Vanguard Windsor II Fund returned more than 13% for the 2005 fiscal year, outperforming its benchmark index and its peer-group average.

> The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 10.8% in the period.

> Strong stock selection in the energy, utilities, and consumer staples sectors propelled your fund to respectable gains.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	7

Fund Profile	11

Performance Summary	12

Financial Statements	14

Your Fund's After-Tax Returns	30

About Your Fund's Expenses	31

Glossary	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard Windsor II Fund

Investor Shares	13.2%

Admiral™ Shares[1]	13.3

Russell 1000 Value Index	11.9

Average Large-Cap Value Fund[2]	9.8

Dow Jones Wilshire 5000 Index	10.8

Your Fund's Performance at a Glance October 31, 2004-October 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Windsor II Fund

Investor Shares	$28.49	$31.61	$0.630	$0.000

Admiral Shares	50.59	56.13	1.177	0.000

1	Admiral Shares: A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Strong stock selection in several sectors boosted Vanguard Windsor II Investor Shares to a return of 13.2% for the fiscal year ended October 31, 2005. The fund’s Admiral Shares returned 13.3%. The fund outpaced its benchmark, the average return of its competitive peers, and the broad U.S. stock market. The dividend yield of the fund’s Investor Shares was 2.2% at the close of the fiscal year, well above the 1.7% yield of the broad market index.

The tables on page 1 show the fiscal-year total returns (capital change plus reinvested distributions) for the fund and its comparative measures, and also list per-share distributions to shareholders in the period. If you own the Windsor II Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 30.

Investors translated mixed signals into solid stock market returns

During the year ended October 31, investors grappled with a variety of discordant signals: Robust economic expansion and strong corporate earnings made for one theme, but high energy prices and rising interest rates sounded a dissonant counterpoint. Optimism prevailed, and stock prices registered respectable 12-month gains.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental measures) outpaced growth stocks. Both trends have persisted more or less steadily for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced the gains for U.S.-based investors.

The yield curve flattened as Fed pushed up, investors down

For much of the fiscal year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months. (Shortly after the end of the fiscal year, on November 1, the Fed boosted its target by an additional quarter point.)

While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, known as a flattening of the yield curve, reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, government bonds outperformed their corporate counterparts.

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

MSCI All Country World Index ex USA (International)	20.6	23.5	4.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

Rising energy prices produced mixed results across fund sectors

The Windsor II Fund posted strong double-digit returns for the third straight fiscal year and, for the second straight year, energy stocks led the way. Integrated oils and exploration companies capitalized on rising oil prices throughout the period. While energy stocks accounted for slightly more than 10% of the fund’s holdings, they contributed nearly 30% of its overall return.

The effects of high oil and gas prices were felt in other areas as well, both directly and indirectly. Companies in the utilities sector—including some that do not rely on oil and gas as their chief means of generating power—have been passing along price increases to their customers. This was good news for investors, and played to the fund advisors’ longstanding emphasis on utilities stocks, which have often been characterized by attractive valuations and dividend yields.

The advisors also realized value in the consumer staples sector, where large tobacco and beverage companies rallied throughout the year to produce impressive returns made up of stock-price gains and above-average dividend yields.

Although high energy prices helped lift returns in some sectors, they served as a counterweight in others. Consumers paid higher prices at the gas pump, which left less money in their wallets for discretionary spending. Consequently, the fund’s holdings in toy and entertainment stocks performed poorly. Newspaper stocks, also within the consumer

Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Large-Cap Value Fund

Windsor II Fund	0.35%	0.22%	1.41%

Total Returns
	Ten Years Ended October 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Windsor II Fund Investor Shares	11.3%	$29,297

Russell 1000 Value Index	11.3	29,283

Average Large-Cap Value Fund	9.5	24,848

Dow Jones Wilshire 5000 Composite Index	9.3	24,437

1	Fund expense ratios reflect the fiscal year ended October 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

discretionary sector, posted negative results against a backdrop of decelerating spending by advertisers and increasing costs for newsprint and distribution.

The Windsor II Fund’s five advisors, listed in the table below, represent a diversity of thought dedicated to a single goal: delivering value to shareholders. As you will read in the Advisors’ Report beginning on page 7, each advisor, while embracing the fund’s strategy and philosophy, took a slightly different path toward the fund’s solid returns.

Your fund has outpaced the broad market in the long term

The investment advisors have guided Windsor II to robust gains over the past decade. A hypothetical investment of $10,000 made in the Investor Shares of your fund ten years ago would have grown to $29,297 by October 31—an annual return of 11.3%. This result is almost two percentage points better than the average yearly return of competitors, and it virtually matches the return of the benchmark index—which, unlike a mutual fund, has no operating costs to factor in.

Windsor II has also outperformed the broad U.S. stock market over the ten-year span. This performance is a testament not only to the skill of the advisors but to the fund’s low expenses, which allow more of its return to stay in your account.

The table on page 4 shows how the ten-year performance of Windsor II’s Investor Shares compares with that of the fund’s competitive standards. Details of the fund’s expenses for Admiral Shares and Investor Shares can be found in the table on page 4.

Fund Assets Managed
	October 31, 2005
	$ Million	Percentage
Barrow, Hanley, Mewhinney & Strauss, Inc.	$23,369	58%

Equinox Capital Management, LLC	4,792	12

Vanguard Quantitative Equity Group	4,377	11

Tukman Capital Management, Inc.	4,028	10

Hotchkis and Wiley Capital Management, LLC	2,159	5

Cash Investments[1]	1,466	4

Total	$40,191	100%

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Even in the good times, it’s crucial to keep your balance

This marks the fifth consecutive fiscal year in which your fund’s benchmark, the Russell 1000 Value Index, has outperformed its counterpart, the Russell 1000 Growth Index (their latest results were 11.9% and 8.8%). If you’ve owned shares of the Windsor II Fund throughout that period, you’ve likely been enjoying its strong performance relative to other segments of the market.

But be cautious. Extended periods of strong performance by a particular fund, asset class, or investment style can cause your portfolio to tilt out of alignment with your long-term target asset allocations. For example, you might discover that a fund you intended to represent 30% of your total portfolio now makes up much more, simply because it has performed better than other holdings. A periodic rebalancing of your portfolio to restore its targeted mix of stock, bond, and money market funds can keep your investments on the right track toward your long-term goals.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 11, 2005

For a Notice to Shareholders concerning the fund’s advisory arrangements, please see page 33.

Advisors’ Report

During the fiscal year ended October 31, 2005, the Investor Shares of Vanguard Windsor II Fund returned 13.2% and the lower-cost Admiral Shares returned 13.3%. This performance reflects the combined efforts of your fund’s five independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how portfolio positioning reflects this assessment.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Manager: James P. Barrow, Founding Partner

In the past 12 months, the large-cap equity market produced a high single-digit return, with the value component generating slightly higher returns. This was not surprising, since the market began the period with a relatively high price/earnings ratio, which was coupled with almost monthly increases in short-term interest rates by the Federal Reserve Board.

Vanguard Windsor II Fund Investment Advisors

Investment Advisor	Fund Assets Managed (%)	Investment Strategy

Barrow, Hanley,	58	Conducts fundamental research on individual
Mewhinney & Strauss, Inc.		stocks exhibiting traditional value characteristics:
		price/earnings and price/book ratios below the market
		average and dividend yields above the market average.

Equinox Capital Management, LLC	12	Combines fundamental analysis with quantitative
		valuation work to find undervalued companies that will
		show significant improvement in cash flow and
		earnings. Searches for changes in a company's
		management, product positioning, and strategy that
		will favorably affect the valuation of the enterprise.

Vanguard Quantitative Equity Group	11	Employs a quantitative management approach, using
		models that assess valuation, marketplace sentiment,
		and balance-sheet characteristics of companies versus
		their peers.

Tukman Capital Management, Inc.	10	Focuses on large-cap, high-quality, cash-generating
		companies purchased at reasonable valuations.

Hotchkis and Wiley	5	Uses a disciplined investment approach, focusing
Capital Management, LLC		on such investment parameters as a company's
		tangible assets, sustainable cash flow, and
		potential for improving business performance.

Cash Investments[1]	4	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Industrial stocks in our portfolio were afflicted by worries over increasing energy prices. On the other hand, we had favorable performance from our concentration of investments in domestic energy stocks and well-selected electric utilities. While the prices of oil and gas probably peaked in early September, we doubt that a retreat to historical levels is in the cards.

For financial stocks, the year presented many fundamental and economic challenges. Worldwide natural disasters were of biblical proportions, with Hurricane Katrina not the least among them. All in all, the market’s returns were not so bad. We anticipate that in 2006, financial stocks should have an easier time, once the Fed stops escalating short-term interest rates. This, however, presupposes no significant deterioration in credit quality and an absence of large-scale natural disasters. We might well step up investment in this area.

Equinox Capital Management, LLC

Portfolio Manager: Ron Ulrich, President

Our portfolio is fairly concentrated in its holdings. As a result, the return in any period can be highly influenced by the success or failure of individual stocks and by a significant over- or underemphasis in any economic sector.

The returns of the past 12 months were helped by holdings in different areas, including energy, insurance, technology, and health care. The portfolio’s return was negatively affected by the portfolio’s underweighting in electric utilities, which performed well, and its overweighting in the consumer discretionary sector. We underweighted electric utilities (which did well) and overweighted the consumer discretionary area (which performed poorly).

In the last year, investors generally became more risk-averse in reaction to higher energy prices, fears of an economic slowdown, higher interest rates, and political uncertainty. This higher level of wariness led to valuation opportunities in companies in the midst of transitions. The higher level of risk aversion impacted stock prices significantly with any delays in improving fundamentals.

In general, the price volatility of individual stocks has been quite high. This leads to short-term stress but longer-term opportunity. We expect a directionless market in the nearer term as uncertainty from the aforementioned factors continues. We are overweighting the health care area, which is historically inexpensive, and adding to our positions in stocks where the negatives appear to be priced in. Recent examples include Federated Department Stores, Pfizer, ConAgra, and SBC Communications.

Vanguard Quantitative Equity Group

Portfolio Managers:
George U. Sauter, Managing Director and Chief Investment Officer
Joel M. Dickson, Principal

Our quantitative investment process evaluates a security’s attractiveness in three dimensions: valuation, sentiment, and balance-sheet characteristics. Our experience is that each of our underlying models performs well over long time frames, but their effectiveness varies over shorter periods. For example, over the past 12 months, our valuation and sentiment models performed relatively well but our balance-sheet models were not as strong. Our process evaluates securities relative to their peer group (for example, a financial stock compared with the universe of financial stocks). We purchase our most attractively ranked stocks and sell those stocks we believe are overvalued based on our model’s output while neutralizing risk characteristics versus a large-capitalization value benchmark. Our risk control process neutralizes unintended exposure to market capitalization, volatility, and industry differences versus the MSCI US Prime Market Value Index.

We do not maintain a “view” on the market or individual sectors that is applied in the current management of our portfolio. Our process is focused solely on overweighting those stocks in an industry group that we believe will outperform their peers while avoiding securities in the same industry group that we believe will underperform. Although it may seem incongruous, our portfolio positioning is both static and dynamic. It’s static from the standpoint that our portfolio always reflects the market capitalization and industry group weightings of its benchmark. Yet it’s dynamic because we are regularly buying and selling securities within these market capitalization and industry group buckets in order to try to outperform the benchmark’s return.

Tukman Capital Management, Inc.

Portfolio Managers:
Melvin T. Tukman, President, Director, and Founder
Daniel L. Grossman, Vice President and Portfolio Manager

During the past 12 months, mid-cap stocks continued to significantly outperform mega-cap stocks. The Russell Midcap Index ($5 billion average market cap) outperformed the Russell Top 50 Index ($110 billion) by more than 13 percentage points. This continued a multi-year trend—the Midcap has outperformed the Top 50 cumulatively by over 50 percentage points for the past three- and five-year periods. In terms of sectors, energy and utilities were by far the best performers for the fiscal year.

We expect that the environment for large, quality stocks will revert to normal at some point, which should benefit our strategy. We think that it is unlikely that low risk premiums, low interest rates, and a flow of money out of quality assets and into riskier investments can go on indefinitely.

The relative valuation of our portfolio compared with the valuation of small-cap, speculative-grade stocks (an indicator that has historically correlated closely with relative performance) is now more attractive than it has been in over two decades. To put this point somewhat differently, small-cap valuations look stretched and large-cap valuations look cheap, which may result in an attractive environment for large, quality stocks in the next few years.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:
George H. Davis, Jr., Chief Executive Officer and Portfolio Manager
Sheldon J. Lieberman, Principal and Portfolio Manager

For the 12 months ended October 31, 2005, strong stock selection in the consumer discretionary and financials sectors helped the portfolio outperform the benchmark. When the effects of both sector allocation and security selection are considered, the consumer discretionary sector added most to the positive result, primarily because of contributions from retail operator Sears Roebuck and homebuilder Centex. Sears Roebuck’s advance reflected the consummation of the merger with Kmart, while Centex benefited from the strong housing market.

In the financials sector, insurers Prudential Financial and MetLife were standouts. Both companies generated above-consensus earnings-per-share growth, driven primarily by aggressive stock buybacks and expense management. The position in tobacco company Altria Group also helped performance.

The largest drag on relative performance resulted from the portfolio’s light exposure to the energy sector, which was clearly the market’s strongest contributor. Stock selection in the materials sector also hindered performance, as aluminum producer Alcoa and International Paper struggled with higher input costs. In sum, positive stock selection throughout the portfolio overcame the disadvantage of a small exposure to the energy sector.

Fund Profile
As of October 31, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	281	648	4,970

Median Market Cap	$39.2B	$34.8B	$27.0B

Price/Earnings Ratio	14.9x	14.5x	19.9x

Price/Book Ratio	2.3x	2.1x	2.7x

Yield	2.5%	1.7%

Investor Shares	2.2%

Admiral Shares	2.4%

Return on Equity	19.7%	16.5%	17.7%

Earnings Growth Rate	9.8%	10.7%	9.2%

Foreign Holdings	8.3%	0.0%	2.2%

Turnover Rate	28%	—	—

Expense Ratio	—	—

Investor Shares	0.35%

Admiral Shares	0.22%

Short-Term Reserves	4%	—	—

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	1%	2%	3%

Consumer Discretionary	8	9	15

Consumer Staples	9	5	7

Financial Services	26	37	23

Health Care	11	6	12

Integrated Oils	11	11	4

Other Energy	2	3	4

Materials & Processing	3	5	4

Producer Durables	5	2	5

Technology	5	5	13

Utilities	10	13	6

Other	5	2	4

Short-Term Reserves	4%	—	—

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.93	1.00	0.84	1.00

Beta	0.91	1.00	0.84	1.00

Ten Largest Holdings[3] (% of total net assets)

ConocoPhillips Co.	oil	3.3%

Occidental Petroleum Corp.	oil	2.8

Altria Group, Inc.	tobacco	2.7

Wells Fargo & Co.	banking	2.6

Washington Mutual, Inc.	banking	2.3

Pfizer Inc.	pharmaceuticals	2.2

Citigroup, Inc.	banking	2.1

Tyco International Ltd.	conglomerate	2.0

BP PLC ADR	oil	2.0

Imperial Tobacco Group ADR	tobacco	2.0

Top Ten		24.0%

Investment Focus

1	Russell 1000 Value Index.
2	Dow Jones Wilshire 5000 Index.
3	“Ten Largest Holdings”excludes any temporary cash investments and equity index products. See page 38 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Windsor II Fund Investor Shares	13.22%	6.08%	11.35%	$29,297

Dow Jones Wilshire 5000 Index	10.77	-0.45	9.35	24,437

Russell 1000 Value Index	11.86	4.71	11.34	29,283

Average Large-Cap Value Fund[1]	9.75	1.89	9.53	24,848

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Windsor II Fund Admiral Shares	13.34%	5.04%	$124,572

Dow Jones Wilshire 5000 Index	10.77	2.65	112,403

Russell 1000 Value Index	11.86	5.14	125,105

1	Derived from data provided by Lipper Inc.
2	May 14, 2001.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

[Dark Gray] Windsor II Investor Shares
[Light Gray] Russell 1000 Value Index

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	6/24/1985	17.76%	7.06%	8.93%	2.50%	11.43%

Admiral Shares	5/14/2001	17.91	5.84[1]	—	—	—

1	Return since inception.

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (95.8%)[1]
Auto & Transportation (1.1%)
Union Pacific Corp.	2,759,800	190,923
^General Motors Corp.	3,410,667	93,452
CSX Corp.	1,798,500	82,389
Burlington Northern Santa Fe Corp.	381,800	23,694
Magna International, Inc. Class A	303,700	21,174
Norfolk Southern Corp.	303,000	12,181
Ford Motor Co.	1,326,153	11,034
Genuine Parts Co.	113,700	5,045
*TRW Automotive Holdings Corp.	162,100	4,385
Dana Corp.	93,900	705
Consumer Discretionary (7.2%)		444,982
[2]Mattel, Inc.	25,600,400	377,606
Wal-Mart Stores, Inc.	7,585,800	358,884
Carnival Corp.	5,649,600	280,616
Gannett Co., Inc.	4,335,300	271,650
Cendant Corp.	15,577,600	271,362
Time Warner, Inc.	14,202,094	253,223
[2]Service Corp. International	26,080,100	218,290
The Walt Disney Co.	8,069,132	196,645
^Eastman Kodak Co.	7,813,900	171,124
Federated Department Stores, Inc.	2,287,400	140,378
*MGM Mirage, Inc.	1,436,900	53,697
McDonald's Corp.	1,439,100	45,476
Viacom Inc. Class B	1,054,301	32,652
Waste Management, Inc.	1,052,900	31,071
Yum! Brands, Inc.	435,100	22,134
*Interpublic Group of Cos., Inc.	2,070,000	21,383
Kimberly-Clark Corp.	358,500	20,377
R.R. Donnelley & Sons Co.	470,887	16,490
Limited Brands, Inc.	718,300	14,373
VF Corp.	257,900	13,475
Nordstrom, Inc.	309,100	10,710
AutoNation, Inc.	538,600	10,707
Knight Ridder	177,600	9,480
Starwood Hotels & Resorts Worldwide, Inc.	158,600	9,267
ServiceMaster Co.	608,900	7,660
*Expedia, Inc.	202,262	3,801
Royal Caribbean Cruises, Ltd.	83,183	3,447
^Regal Entertainment Group Class A	143,900	2,652
*PHH Corp.	80,460	2,263
Belo Corp. Class A	73,316	1,584
Sabre Holdings Corp.	71,300	1,392
Consumer Staples (8.9%)		2,873,869
Altria Group, Inc.	14,254,900	1,069,830
Imperial Tobacco Group ADR	13,840,000	798,845

	Shares	Market Value• ($000)
ConAgra Foods, Inc.	23,415,500	544,879
PepsiCo, Inc.	5,537,700	327,167
The Coca-Cola Co.	5,963,999	255,140
Anheuser-Busch Cos., Inc.	5,263,400	217,168
The Procter & Gamble Co.	2,263,600	126,739
Kraft Foods Inc.	1,681,800	47,595
Unilever PLC ADR	1,027,900	41,733
Albertson's, Inc.	1,274,400	32,000
Safeway, Inc.	1,269,841	29,537
Sara Lee Corp.	1,148,300	20,497
Reynolds American Inc.	202,800	17,238
General Mills, Inc.	249,400	12,036
Carolina Group	185,900	7,650
UST, Inc.	123,900	5,128
PepsiAmericas, Inc.	180,573	4,211
Tyson Foods, Inc.	178,100	3,170
Financial Services (25.3%)		3,560,563
Banks—New York City (1.3%)
JPMorgan Chase & Co.	13,891,338	508,701
The Bank of New York Co., Inc.	582,000	18,211

Banks—Outside New York City (4.1%)
Wells Fargo & Co.	17,443,400	1,050,093
Wachovia Corp.	4,200,384	212,203
Bank of America Corp.	3,530,147	154,409
U.S. Bancorp	1,466,422	43,377
Comerica, Inc.	713,394	41,220
KeyCorp	1,059,228	34,150
UnionBanCal Corp.	380,574	26,062
BB&T Corp.	471,575	19,966
SunTrust Banks, Inc.	257,400	18,656
National City Corp.	432,100	13,927
Zions Bancorp	179,771	13,208
Fifth Third Bancorp	243,699	9,789
PNC Financial Services Group	143,000	8,682
AmSouth Bancorp	231,200	5,833
TCF Financial Corp.	77,200	2,092
Huntington Bancshares Inc.	84,536	1,966
TD Banknorth, Inc.	58,500	1,684

Diversified Financial Services (3.4%)
Citigroup, Inc.	18,767,540	859,178
The Goldman Sachs Group, Inc.	2,143,200	270,836
MetLife, Inc.	2,149,800	106,222
Merrill Lynch & Co., Inc.	671,100	43,447
Morgan Stanley	738,985	40,208
CIT Group Inc.	487,800	22,307
*Ameriprise Financial, Inc.	168,092	6,256
Leucadia National Corp.	91,100	3,914
Marsh & McLennan Cos., Inc.	132,800	3,871

Finance Companies (0.9%)
Capital One Financial Corp.	4,782,500	365,144

Financial—Data Processing Services (0.7%)
Automatic Data Processing, Inc.	6,138,000	286,399

Financial—Miscellaneous (2.9%)
MBNA Corp.	30,420,200	777,845
Freddie Mac	5,023,500	308,192
Fannie Mae	771,300	36,652
MGIC Investment Corp.	297,926	17,649
Radian Group, Inc.	320,310	16,688
Nationwide Financial Services, Inc.	335,900	13,567
*Fidelity National Financial, Inc.	262,700	9,841

	Shares	Market Value• ($000)
Financial—Small Loan (1.9%)
SLM Corp.	13,841,500	768,619

Insurance—Life (1.7%)
^Manulife Financial Corp.	9,703,415	506,615
Prudential Financial, Inc.	1,106,600	80,549
The Principal Financial Group, Inc.	1,227,597	60,926
*Conseco, Inc.	1,046,900	21,252

Insurance—Multiline (4.7%)
The Allstate Corp.	12,507,444	660,268
The St. Paul Travelers Cos., Inc.	7,297,340	328,599
American International Group, Inc.	3,930,100	254,670
The Hartford Financial Services Group Inc.	2,469,126	196,913
UnumProvident Corp.	8,271,465	167,828
Loews Corp.	1,482,800	137,871
Genworth Financial Inc.	1,703,700	53,990
Assurant, Inc.	578,500	22,099
CIGNA Corp.	181,000	20,972
SAFECO Corp.	262,500	14,621
Cincinnati Financial Corp.	203,925	8,677
Lincoln National Corp.	82,600	4,180
Old Republic International Corp.	113,000	2,928
Torchmark Corp.	5,200	275

Insurance—Property-Casualty (1.0%)
XL Capital Ltd. Class A	5,230,600	335,072
Axis Capital Holdings Ltd.	562,235	14,579
The PMI Group Inc.	311,200	12,411
The Chubb Corp.	99,100	9,213
W.R. Berkley Corp.	178,533	7,802
Renaissance Re Holdings Ltd.	175,500	6,643
Fidelity National Title Group, Inc. Class A	21,507	468

Real Estate Investment Trusts (0.3%)
Simon Property Group, Inc. REIT	251,700	18,027
Equity Office Properties Trust REIT	521,600	16,065
Equity Residential REIT	214,800	8,431
ProLogis REIT	182,700	7,856
Vornado Realty Trust REIT	94,300	7,638
Host Marriott Corp. REIT	428,999	7,203
Apartment Investment & Management Co. Class A REIT	176,500	6,778
General Growth Properties Inc. REIT	158,200	6,720
Archstone-Smith Trust REIT	158,700	6,438
Boston Properties, Inc. REIT	83,023	5,747
Plum Creek Timber Co. Inc. REIT	137,500	5,349
Avalonbay Communities, Inc. REIT	54,600	4,709
iStar Financial Inc. REIT	84,300	3,108
The Macerich Co. REIT	44,700	2,873
Regency Centers Corp. REIT	50,100	2,789
AMB Property Corp. REIT	63,000	2,783
Liberty Property Trust REIT	65,200	2,718
New Plan Excel Realty Trust REIT	77,300	1,777
^Friedman, Billings, Ramsey Group, Inc. REIT	109,900	975

Savings & Loan (2.3%)
Washington Mutual, Inc.	23,238,680	920,251
Astoria Financial Corp.	73,700	2,060

	Shares	Market Value• ($000)
Securities Brokers & Services (0.1%)
Lehman Brothers Holdings, Inc.	183,100	21,912
Countrywide Financial Corp.	286,328	9,097
Bear Stearns Co., Inc.	46,000	4,867
Health Care (11.0%)		10,146,656
Pfizer Inc.	41,063,645	892,723
*WellPoint Inc.	9,648,800	720,572
Schering-Plough Corp.	25,379,200	516,213
Baxter International, Inc.	12,133,400	463,860
Wyeth	10,306,900	459,275
Bristol-Myers Squibb Co.	20,596,400	436,026
Johnson & Johnson	3,953,100	247,543
*[2]Triad Hospitals, Inc.	4,376,595	180,009
Cardinal Health, Inc.	2,194,343	137,168
*Watson Pharmaceuticals, Inc.	3,158,023	109,141
*Medco Health Solutions, Inc.	1,727,358	97,596
Merck & Co., Inc.	3,214,800	90,722
HCA Inc.	795,900	38,354
*Tenet Healthcare Corp.	2,762,000	23,256
Eli Lilly & Co.	296,000	14,738
*King Pharmaceuticals, Inc.	181,200	2,796
*Humana Inc.	48,800	2,166
Integrated Oils (10.7%)		4,432,158
ConocoPhillips Co.	20,021,768	1,309,023
Occidental Petroleum Corp.	14,504,700	1,144,131
BP PLC ADR	12,139,672	806,074
Chevron Corp.	13,034,517	743,880
ExxonMobil Corp.	4,681,894	262,842
Petro Canada	611,900	21,264
Amerada Hess Corp.	134,899	16,876
Marathon Oil Corp.	272,500	16,394
Other Energy (1.4%)		4,320,484
Anadarko Petroleum Corp.	3,903,800	354,114
Williams Cos., Inc.	4,256,500	94,920
Valero Energy Corp.	329,545	34,681
Burlington Resources, Inc.	288,895	20,864
Devon Energy Corp.	335,862	20,279
Kerr-McGee Corp.	228,129	19,400
Sunoco, Inc.	136,100	10,139
Chesapeake Energy Corp.	287,037	9,214
Apache Corp.	86,070	5,494
Materials & Processing (3.2%)		569,105
[2]Lyondell Chemical Co.	14,970,900	401,220
[2]Hanson PLC ADR	7,826,950	395,965
MeadWestvaco Corp.	5,467,413	143,356
Alcoa Inc.	2,880,000	69,955
Dow Chemical Co.	815,600	37,403
*The Mosaic Co.	2,291,500	30,248
Weyerhaeuser Co.	422,300	26,748
International Paper Co.	903,300	26,358
Alcan Inc.	688,500	21,819
Nucor Corp.	278,200	16,650
Phelps Dodge Corp.	135,554	16,330
The St. Joe Co.	243,100	16,032
PPG Industries, Inc.	249,900	14,986
Georgia Pacific Group	446,300	14,518
Eastman Chemical Co.	273,400	14,425
United States Steel Corp.	374,200	13,670
Bunge Ltd.	228,601	11,874
Archer-Daniels-Midland Co.	442,800	10,791
Masco Corp.	361,100	10,291
Lafarge North America Inc.	69,900	4,230
Rohm & Haas Co.	87,200	3,796
*Owens-Illinois, Inc.	114,000	2,171
Sherwin-Williams Co.	33,099	1,408
Producer Durables (5.4%)		1,304,244
Nokia Corp. ADR	37,453,300	629,964
Emerson Electric Co.	7,408,200	515,240

	Shares	Market Value• ($000)
[2]Cooper Industries, Inc. Class A	4,650,800	329,695
United Technologies Corp.	3,625,000	185,890
Northrop Grumman Corp.	3,219,321	172,717
Centex Corp.	1,366,800	87,954
Lockheed Martin Corp.	882,200	53,426
Pulte Homes, Inc.	982,900	37,144
*Xerox Corp.	2,428,200	32,951
The Boeing Co.	270,400	17,479
Lennar Corp. Class A	255,800	14,217
Parker Hannifin Corp.	216,300	13,558
Goodrich Corp.	354,100	12,772
Pitney Bowes, Inc.	260,451	10,960
*Toll Brothers, Inc.	287,000	10,593
Ingersoll-Rand Co.	252,600	9,546
D. R. Horton, Inc.	258,333	7,928
Applied Materials, Inc.	358,399	5,871
W.W. Grainger, Inc.	57,800	3,871
KB HOME	28,000	1,830
Technology (4.8%)		2,153,606
Hewlett-Packard Co.	19,671,272	551,582
Electronic Data Systems Corp.	13,228,522	308,357
International Business Machines Corp.	3,719,300	304,536
Microsoft Corp.	10,180,200	261,631
Motorola, Inc.	5,053,224	111,979
Computer Associates International, Inc.	3,713,400	103,864
*Nortel Networks Corp.	27,500,000	89,375
Raytheon Co.	1,270,500	46,945
*Freescale Semiconductor, Inc. Class A	1,550,000	36,720
General Dynamics Corp.	165,000	19,189
*Computer Sciences Corp.	336,300	17,235
National Semiconductor Corp.	709,700	16,061
*Ingram Micro, Inc. Class A	815,399	14,759
Seagate Technology	498,100	7,217
*Compuware Corp.	852,100	6,893
*Lucent Technologies, Inc.	1,660,000	4,731
*Freescale Semiconductor, Inc. Class B	184,457	4,405
*Flextronics International Ltd.	423,800	3,937
*Micron Technology, Inc.	217,532	2,826
*Solectron Corp.	754,687	2,664
*Advanced Micro Devices, Inc.	105,600	2,452
Utilities (9.7%)		1,917,358
Exelon Corp.	13,438,600	699,210
Duke Energy Corp.	24,788,500	656,399
American Electric Power Co., Inc.	16,694,985	633,742
Entergy Corp.	7,998,390	565,646
Verizon Communications Inc.	10,014,054	315,543
[2]CenterPoint Energy Inc.	23,756,400	314,535
SBC Communications Inc.	10,339,876	246,606
FirstEnergy Corp.	3,098,000	147,155
FPL Group, Inc.	1,497,100	64,465
BellSouth Corp.	1,204,800	31,349
Alltel Corp.	454,006	28,085
Edison International	551,000	24,112
PG&E Corp.	642,100	23,360
Dominion Resources, Inc.	255,200	19,416
PPL Corp.	507,200	15,896
Southern Co.	430,700	15,070
AT&T Corp.	600,269	11,873
TECO Energy, Inc.	673,300	11,648
Public Service Enterprise Group, Inc.	183,700	11,553
Consolidated Edison Inc.	232,700	10,588
Wisconsin Energy Corp.	271,896	10,286

	Shares	Market Value• ($000)
NiSource, Inc.	396,300	9,373
CenturyTel, Inc.	209,100	6,844
Pepco Holdings, Inc.	301,300	6,475
DTE Energy Co.	127,600	5,512
Constellation Energy Group, Inc.	79,731	4,369
Citizens Communications Co.	207,400	2,539
*NTL Inc.	17,800	1,092
Other (4.3%)		3,892,741
Tyco International Ltd.	30,755,800	811,646
General Electric Co.	13,789,000	467,585
ITT Industries, Inc.	4,050,500	411,531
3M Co.	356,100	27,056
Honeywell International Inc.	544,988	18,639
Eaton Corp.	73,400	4,318
SPX Corp.	56,300	2,422
Exchange-Traded Funds (2.8%)		1,743,197
^[3]Vanguard Total Stock Market VIPERs	8,407,600	996,301
[3]Vanguard Value VIPERs	2,681,500	148,260
		1,144,561
Total Common Stocks (Cost $29,539,067)		38,503,524
Temporary Cash Investments (5.6%)1
Money Market Fund (5.5%)
[4]Vanguard Market Liquidity Fund, 3.851%	2,023,465,006	2,023,465
[4]Vanguard Market Liquidity Fund, 3.851%—Note G	182,166,600	182,167
		2,205,632

	Face Amount ($000)	Market Value• ($000)
U.S. Agency Obligations (0.1%)
[5] Federal Home Loan Mortgage Corp. [6] 3.939%, 1/3/2006 [6] 4.014%, 1/10/2006	1,000 4,000	993 3,969
[5] Federal National Mortgage Assn [6] 4.059%, 1/11/2006	32,000	31,750
		36,712
Total Temporary Cash Investments (Cost $2,242,344)		2,242,344
Total Investments (101.4%) (Cost $31,781,411)		40,745,868
Other Assets and Liabilities—Net (-1.4%)		(555,119)
Net Assets (100%)		40,190,749

Statement of Assets and Liabilities
Assets
Investment in Securities, at Value		40,745,868
Receivables for Investment Securities Sold		143,074
Other Assets—Note C		103,813
Total Assets		40,992,755
Liabilities
Payables for Investment Securities Purchased		530,681
Security Lending Collateral Payable to Brokers—Note G		182,167
Other Liabilities		89,158
Total Liabilities		802,006
Net Assets (100%)		40,190,749

At October 31, 2005, net assets consisted of:7

Amount ($000)

Paid-in Capital	29,879,675

Undistributed Net Investment Income	226,520

Accumulated Net Realized Gains	1,123,588

Unrealized Appreciation (Depreciation)

Investment Securities	8,964,457

Futures Contracts	(3,491)

Net Assets	40,190,749

Investor Shares—Net Assets

Applicable to 892,162,457 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,198,951

Net asset value per share—Investor shares	$31.61

Admiral Shares—Net Assets

Applicable to 213,632,277 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,991,798

Net asset value per share—Admiral shares	$56.13

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.6% and 4.8%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
6	Securities with a value of $36,712,000 have been segregated as initial margin for open futures contracts.
7	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended October 31, 2005 ($000)
Investment Income

Income

Dividends[1]	875,799

Interest[1]	36,426

Security Lending	3,461

Total Income	915,686

Expenses

Investment Advisory Fees—Note B

Basic Fee	44,005

Performance Adjustment	2,811

The Vanguard Group—Note C

Management and Administrative

Investor Shares	61,206

Admiral Shares	6,067

Marketing and Distribution

Investor Shares	4,534

Admiral Shares	1,059

Custodian Fees	423

Auditing Fees	21

Shareholders' Reports

Investor Shares	712

Admiral Shares	10

Trustees' Fees and Expenses	52

Total Expenses	120,900

Expenses Paid Indirectly—Note D	(5,297)

Net Expenses	115,603

Net Investment Income	800,083

Realized Net Gain (Loss)

Investment Securities Sold[1]	2,407,674

Futures Contracts	32,899

Realized Net Gain (Loss)	2,440,573

Change in Unrealized Appreciation (Depreciation)

Investment Securities	1,039,390

Futures Contracts	(8,489)

Change in Unrealized Appreciation (Depreciation)	1,030,901

Net Increase (Decrease) in Net Assets Resulting from Operations	4,271,557

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $68,563,000, $35,449,000, and $142,055,000, respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	800,083	588,191

Realized Net Gain (Loss)	2,440,573	524,658

Change in Unrealized Appreciation (Depreciation)	1,030,901	3,388,052

Net Increase (Decrease) in Net Assets Resulting from Operations	4,271,557	4,500,901

Distributions

Net Investment Income

Investor Shares	(608,526)	(477,750)

Admiral Shares	(134,681)	(85,900)

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Total Distributions	(743,207)	(563,650)

Capital Share Transactions—Note H

Investor Shares	(1,039,868)	2,021,262

Admiral Shares	6,621,533	867,039

Net Increase (Decrease) from Capital Share Transactions	5,581,665	2,888,301

Total Increase (Decrease)	9,110,015	6,825,552

Net Assets

Beginning of Period	31,080,734	24,255,182

End of Period[1]	40,190,749	31,080,734

1 Including undistributed net investment income of $226,520,000 and $169,644,000.

Financial Highlights

Windsor II Fund Investor Shares
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$28.49	$24.61	$20.87	$24.50	$27.58

Investment Operations

Net Investment Income	.65	.56	.51	.51	.564

Net Realized and Unrealized Gain (Loss) on Investments	3.10	3.87	3.75	(3.47)	(1.819)

Total from Investment Operations	3.75	4.43	4.26	(2.96)	(1.255)

Distributions

Dividends from Net Investment Income	(.63)	(.55)	(.52)	(.52)	(.585)

Distributions from Realized Capital Gains	—	—	—	(.15)	(1.240)

Total Distributions	(.63)	(.55)	(.52)	(.67)	(1.825)

Net Asset Value, End of Period	$31.61	$28.49	$24.61	$20.87	$24.50

Total Return	13.22%	18.15%	20.68%	-12.51%	-4.89%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$28,199	$26,232	$20,843	$17,735	$21,495

Ratio of Total Expenses to Average Net Assets[1]	0.35%	0.37%	0.43%	0.42%	0.40%

Ratio of Net Investment Income to Average Net Assets	2.14%	2.07%	2.31%	2.12%	2.10%

Portfolio Turnover Rate	28%	22%	29%	41%	33%

1	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.03%, 0.02%, and 0.00%.

Windsor II Fund Admiral Shares

	Year Ended October 31,				May 14[1] to Oct. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$50.59	$43.69	$37.05	$43.50	$50.00

Investment Operations

Net Investment Income	1.224	1.043	.95	.944	.408

Net Realized and Unrealized Gain (Loss) on Investments	5.493	6.885	6.65	(6.167)	(6.433)

Total from Investment Operations	6.717	7.928	7.60	(5.223)	(6.025)

Distributions

Dividends from Net Investment Income	(1.177)	(1.028)	(.96)	(.962)	(.475)

Distributions from Realized Capital Gains	—	—	—	(.265)	—

Total Distributions	(1.177)	(1.028)	(.96)	(1.227)	(.475)

Net Asset Value, End of Period	$56.13	$50.59	$43.69	$37.05	$43.50

Total Return	13.34%	18.30%	20.79%	-12.44%	-12.16%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$11,992	$4,849	$3,412	$2,484	$2,039

Ratio of Total Expenses to Average Net Assets[2]	0.22%	0.26%	0.32%	0.35%	0.35%[3]

Ratio of Net Investment Income to Average Net Assets	2.25%	2.17%	2.41%	2.18%	1.83%[3]

Portfolio Turnover Rate	28%	22%	29%	41%	33%

1	Inception.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.03%, 0.02%, and 0.00%.
3	Annualized.
See accompanying notes, which are an integral part of the financial statements.

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; Tukman Capital Management, Inc.; and Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, LLC, and Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index, and for Tukman Capital Management, Inc., the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance since November 1, 2004, relative to the MSCI US Investable Market 2500 Index. The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $765,000 for the year ended October 31, 2005.

For the year ended October 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $2,811,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $4,906,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $5,290,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $33,223,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $1,270,148,000 to offset taxable capital gains realized during the year ended October 31, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2005, the fund had $273,674,000 of ordinary income and $1,121,002,000 of long-term capital gains available for distribution.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $8,964,457,000, consisting of unrealized gains of $10,077,845,000 on securities that had risen in value since their purchase and $1,113,388,000 in unrealized losses on securities that had fallen in value since their purchase. At October 31, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

	($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	826	249,824	(4,597)

E-mini S&P 500 Index	1,209	73,132	1,106

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended October 31, 2005, the fund purchased $14,970,760,000 of investment securities and sold $9,974,774,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at October 31, 2005, was $178,924,000, for which the fund received cash collateral of $182,167,000.

H.     Capital share transactions of each class of shares were:

	Year Ended October 31,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	6,800,077	219,523	4,036,083	147,462

Issued in Lieu of Cash Distributions	585,849	18,938	455,769	16,962

Redeemed	(8,425,794)	(267,065)	(2,470,590)	(90,679)

Net Increase (Decrease)—Investor Shares	(1,039,868)	(28,604)	2,021,262	73,745

Admiral Shares

Issued	7,308,606	130,143	1,303,621	26,789

Issued in Lieu of Cash Distributions	121,775	2,215	77,428	1,621

Redeemed	(808,848)	(14,577)	(514,010)	(10,659)

Net Increase (Decrease)—Admiral Shares	6,621,533	117,781	867,039	17,751

I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2004 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Oct. 31, 2005 Market Value ($000)

CenterPoint Energy, Inc.	249,353	12,658	10,352	10,171	314,535

Cooper Industries, Inc. Class A	297,186	—	—	6,790	329,695

Hanson PLC ADR	288,814	—	—	13,651	395,965

Lyondell Chemical Co.	—	365,912	—	4,754	401,220

Mattell, Inc.	n/a1	215,107	36,110	9,200	377,606

Reliant Energy Inc	181,861	—	224,439	—	—

Service Corp. International	172,389	—	—	1,956	218,290

Triad Hospitals	—	212,915	—	—	180,009

	1,189,603			46,522	2,217,320

1 At October 31, 2004, the issuer was not an affiliated company of the fund.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $33,223,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $743,207,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares Periods Ended October 31, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	13.22%	6.08%	11.35%

Returns After Taxes on Distributions	12.88	5.27	9.47

Returns After Taxes on Distributions and Sale of Fund Shares	9.03	4.84	8.98

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005
	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,045.65	$1.80

Admiral Shares	1,000.00	1,046.44	1.13

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.44	$1.79

Admiral Shares	1,000.00	1,024.10	1.12

1	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Notice to Shareholders

The board of trustees of Vanguard Windsor II Fund has adopted new advisory fee schedules for two of the fund’s investment advisors—Barrow, Hanley, Mewhinney & Strauss, Inc., and Equinox Capital Management, LLC—effective December 19, 2005. The board has also renewed the fund’s investment advisory agreement with Tukman Capital Management, Inc.

A report on the board’s renewal of the fund’s investment advisory arrangements with two other advisors, Hotchkis & Wiley Capital Management, LLC, and The Vanguard Group, Inc., appeared in the fund’s shareholder report for the period ended April 30, 2005.

The new advisory fee schedules for Barrow, Hanley and Equinox are expected to raise the fund’s expense ratio to 0.36% from 0.35% for Investor Shares and to 0.23% from 0.22% for Admiral Shares. For shareholders, the increase represents an additional $1 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedules for Barrow, Hanley and Equinox, and to renew the agreement with Tukman, the trustees considered the fund’s performance together with a wide range of information relating to each advisor.

The fund has entered into new investment advisory agreements with Barrow, Hanley and Equinox to reflect the new fee schedules; however, other terms of the existing agreements have not changed. Under the terms of the agreements, the fund will pay Barrow, Hanley and Equinox a fee at the end of each fiscal quarter with respect to the portion of the fund managed by the advisor. The fee is calculated by applying an annual percentage rate to the average month-end net assets managed by the advisor for the quarter. The quarterly payments to Barrow, Hanley and Equinox may be increased or decreased by applying a performance adjustment. The terms of the performance adjustment in the new investment advisory agreements are the same as those in the current agreements between the fund and the advisors. Barrow, Hanley’s fee may be increased or decreased, based on the cumulative total return of the portion of the fund managed by Barrow, Hanley over a trailing 36-month period as compared with the return of the Standard & Poor’s 500/Barra Value Index over the same period. Equinox’s fee may be increased or decreased, based on the cumulative total return of the portion of the fund managed by Equinox over a trailing 36-month period as compared with the return of the Russell 1000 Value Index over the same period.

For the fiscal year ended October 31, 2005, the total advisory fees paid by the Windsor II Fund were $46.8 million, or 0.13% of the fund’s average net assets. If the new fee schedules had been in place throughout the 2005 fiscal year, the advisory fees paid by the fund would have been $49 million, or 0.14% of the fund’s average net assets. The average advisory fee paid by funds in the Windsor II Fund’s Lipper peer group was 1.41% of assets as of October 31, 2005.

Board approval of the Barrow, Hanley and Equinox investment advisory agreements

Barrow, Hanley and Equinox are two of the advisors responsible for managing the investment and reinvestment of Vanguard Windsor II Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisors discharge their responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The fund trustees retained Barrow, Hanley and Equinox under the terms of separate investment advisory agreements. The board’s decision to revise the current advisory fee schedules was based upon its most recent evaluation of each advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreements, the board engaged in arms-length discussions with both Barrow, Hanley and Equinox and considered the following factors, among others:

Barrow, Hanley, Mewhinney & Strauss, Inc.

The board considered the benefits to shareholders of continuing to retain Barrow, Hanley as an advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Barrow, Hanley. The board considered the quality of investment management to the fund over both the short and the long term and the organizational depth and stability of the firm.

The board concluded that Barrow, Hanley, which managed about 60% of the fund’s assets, brings experienced, disciplined portfolio management to the fund. James Barrow has more than 40 years of investment experience, including 25 years at Barrow, Hanley. The board observed that Barrow, Hanley’s business remains healthy with over $48 billion in assets under management. Further, the board concluded that the asset-based advisory fee schedule, which has been in place since November 1, 2000, should be adjusted to reflect the fair market value of Barrow, Hanley’s services and the firm’s need to maintain an expanded portfolio management team to manage a large portfolio in the large-capitalization value market segment. The board noted that the firm has made progress toward expanding and developing its investment team. Barrow, Hanley now has seven experienced portfolio managers and six analysts managing the firm’s mid- and large-cap value strategies. The board determined that under the new fee arrangement, Barrow, Hanley could build on its organizational depth and stability and enhance the fund’s portfolio management team by hiring and retaining top investment talent.

The board considered the investment performance of the fund and the advisor compared with the performance of the fund’s peer group and relevant benchmarks. The board concluded that Barrow, Hanley’s portion of the fund is managed in a disciplined fashion and that the firm’s longer-term performance has exceeded the fund’s benchmark and peer group.

The board considered the cost of services to be provided, including consideration of competitive fee rates and expense ratios, and the fact that, after the adjustment to Barrow, Hanley’s advisory fee schedule, the fund’s advisory fee is expected to remain significantly below the fees of most of its peers.

The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in Barrow, Hanley’s fee schedule, the trustees ensure that, if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The board considered all of the circumstances and information provided by both Barrow, Hanley and Vanguard regarding the performance of the fund and the advisor, and concluded that approval of a new advisory fee schedule in the investment advisory agreement is in the best interest of the fund and its shareholders.

Equinox Capital Management, LLC

The board considered the benefits to shareholders of continuing to retain Equinox as an advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Equinox. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm.

The trustees concluded that Equinox is dedicated to value investing and that the firm has advised the Windsor II Fund in a disciplined fashion since 1991. Further, the board noted that Equinox uses a blend of quantitative and fundamental analysis to manage a portion of the Windsor II Fund’s assets. Equinox’s proprietary software identifies undervalued securities and its investment staff conducts fundamental analysis to identify purchase candidates. The board concluded that this approach has produced solid results for shareholders over time. Additionally, the board concluded that the asset-based advisory fee schedule, which has been in place since August 1, 1996, should be adjusted to reflect the fair market value of Equinox’s services and the firm’s need to maintain an expanded portfolio management team to manage a large portfolio in the small-cap growth market segment. The board concluded that under the proposed new fee arrangement, Equinox could build on its organizational depth and stability and enhance the fund’s portfolio management team by hiring and retaining top investment talent.

The board considered the investment performance of the fund and the advisor compared with the performance of the fund’s peer group and relevant benchmarks. The trustees concluded that the Equinox portion of the fund is managed in a disciplined fashion and that, over the long term, the fund and the advisor have had competitive performance against the Russell 1000 Value Index and the fund’s large-cap value peers.

The board considered the cost of services to be provided, including consideration of competitive fee rates and expense ratios and the fact that, after the adjustment to Equinox’s advisory fee schedule, the fund’s advisory fee is expected to remain significantly below the fees of most of its peers.

The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in Equinox’s fee schedule, the fund’s trustees ensure that, if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The board considered all of the circumstances and information provided by both Equinox and Vanguard regarding the performance of the fund and the advisor, and concluded that approval of a new advisory fee schedule in the investment advisory agreement is in the best interest of the fund and its shareholders.

Background information on Barrow, Hanley, Mewhinney & Strauss, Inc.

The investment philosophy of Barrow, Hanley is to use fundamental research to identify undervalued stocks. Barrow, Hanley, a Nevada corporation, is an investment management firm founded in 1979 that provides investment advisory services to individuals, employee benefits plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow Hanley’s offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. As of September 30, 2005, Barrow, Hanley had over $48 billion in assets under management.

Background information on Equinox Capital Management, LLC

Equinox Capital Management, LLC, 590 Madison Avenue, 41st Floor, New York, NY 10022, is an investment advisory firm founded in 1989. Equinox is a Delaware limited liability company controlled by the following Equinox officers: Ronald J. Ulrich, chairman and chief investment officer; and Wendy D. Lee, chief executive officer. As of September 30, 2005, Equinox had over $6 billion in assets under management.

Board renewal of the Tukman Capital Management, Inc., investment advisory agreement

The fund’s board of trustees has renewed the fund’s investment advisory agreement with Tukman. The board determined that the retention of Tukman was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of Tukman’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. The board concluded that Tukman, which has managed a portion of the fund since 1991, continues to employ a sound process, selecting stocks of high-quality companies that are out of favor with investors. The board noted that stocks are selected using a bottom-up approach that starts with computer screening to narrow the research universe to fewer than 100 stocks exhibiting high return on equity, high discretionary cash flow, high quality rating, moderate beta, and high liquidity. The stocks are researched extensively and narrowed further to 10–20 stocks which are purchased when available at favorable price/earnings ratios.

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that long-term performance has been competitive versus relevant benchmarks and peer groups. The board concluded that short-term performance has been disappointing relative to the S&P 500 Index because of a few underperforming investments in a relatively concentrated portfolio, which had no exposure to some of the strongest sectors. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

The fund’s expense ratio was far below the average large-cap value fund’s expense ratio. The fund’s overall advisory fee rate, which includes the fees paid to Tukman, is well below the average large-cap value fund’s advisory fee rate. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Tukman in determining whether to approve the advisory fee, because Tukman is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement with Tukman will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds, including Vanguard Windsor II Fund, and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, Windsor, and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2005: $41,000
Fiscal Year Ended October 31, 2004: $34,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2005: $2,152,740
Fiscal Year Ended October 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2005: $382,200
Fiscal Year Ended October 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2005: $0
Fiscal Year Ended October 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.